UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2020

PreCheck Health Services, Inc.
(Exact name of registrant as specified in Charter)

Florida	001-37807	47-3170676
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

848 Brickell Avenue, Penthouse 5, Miami, Florida 33131

(Address of Principal Executive Offices)

(305) 203-4711

(Registrant’s Telephone number)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, Suite 1100

New York, New York 10105

Phone: (646) 895-7152

Fax: (646) 895-7238

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

Item 2.05 Costs Associated with Exit or Disposition of Assets

Item 5.01 Change in Control of Registrant

On August 5, 2020, the Company entered into a rescission agreement (the “Rescission Agreement”) dated July 31, 2020, with Justin Anderson (“Justin”) and Stacey Anderson (“Stacey”) and JAS Practice Management, Inc., a Texas corporation doing business as JAS Consulting, Inc. (“JAS”), pursuant to which:

i.

The December 19, 2019 acquisition by the Company of all of the capital stock of JAS from Justin and Stacey pursuant to an agreement dated December 19, 2019, by and among the Company, Justin and Stacey, was rescinded.  The purchase price paid by the Company for the capital stock of JAS consisted of (a) payments to Justin and Stacey of a total of  $250,000, (b) 3,500,000 shares of the Company’s common stock, which were issued to Justin and Stacey and (c) the Company’s 8% promissory notes in the total principal amount of $250,000 that were payable to Justin and Stacey.

ii.	Justin and Stacey returned to the Company for cancelation the 3,500,000 shares of common stock which had been issued to them pursuant to the purchase agreement.

iii.	Justin returned to the Company for cancelation, 500,000 shares of common stock which had been issued to him pursuant to his employment agreement with the Company and 25,000 shares of common stock which has been issued to him in connection with a loan he made to the Company.

iv.	Justin and Stacey cancelled the 8% promissory notes in the principal amount of $250,000.

v.	The Company transferred to Justin and Stacey the stock of JAS.

vi.	JAS issued its 2% promissory note due December 31, 2023 in the principal amount of $200,000, which can be satisfied by payment of $100,000 by December 31, 2020.

vii.	Justin and Stacey guaranteed payment by JAS of its note, and their guarantee is secured by a pledge of the stock of JAS.

viii.	Justin’s employment agreement with the Company was terminated.

The JAS stock which was transferred by the Company to Justin and Stacey pursuant to the Rescission Agreement was subject to a security interest in favor of William R. Kruse (“Kruse”) and Zima World Holdings Corp. (“Zima”), who had made loans to the Company in the amount of $270,000 in order to provide the Company with funds to make the $250,000 payment to Justin and Stacey. The stock was also subject to a security interest in favor of Justin and Stacey as security for payment of the $250,000 notes issued by the Company to Justin and Stacey as part of the purchase price for the acquisition of JAS.   Pursuant to the Rescission Agreement, the Company’s note to Justin and Stacey was cancelled and they ceased to have a security interest in the JAS stock.  The Company’s security interest in the JAS stock as security for Justin’s and Stacey’s guaranty is junior to the security interest of Kruse and Zima.  Upon payment of JAS’ note to the Company, the security interest of the Company, Kruse and Zima in the JAS stock will terminate.

Justin was the Company’s chief executive officer at the time that the Company’s acquisition of JAS, and Stacey is Justin’s spouse.  The 4,025,000 shares of common stock that were transferred to the Company by Justin and Stacey represented approximately 32% of the Company’s outstanding common stock on the date of the Rescission Agreement, and they may be deemed to have been controlling parties.

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As a result of the cancellation of the 4,025,000 shares, the number of outstanding shares of the Company’s common stock decreased from 12,560,417 shares to 8,535,417 shares.  As of the date of this report, Kruse, owns 1,858,188 shares of common stock, representing 21.8% of the Company’s outstanding common stock, and he is the Company’s largest stockholder.  Zima owns 1,000,000 shares of common stock, representing 11.7% of the Company’s common stock.

During 2019, the Company issued 500,000 shares of common stock to each of Kruse and Zima in connection with the guaranty by Kruse and an affiliate of Zima of the Company’s bank loan, and the Company issued 500,000 to each of Kruse and Zima in connection with the loans to the Company by each of them in the amount of $135,000, or a total of $270,000, which provided the Company with funds to make the $250,000 payment to Justin and Stacey as part of the purchase price of the JAS stock.  Only one other stockholder owns 10% or more of the Company’s common stock – the Company’s former chief executive officer and her husband, who own 1,030,410 shares, or 12.1% of the Company’s common stock.  The cancellation of the 4,025,000 shares previously owned by Justin and Stacey may be deemed to result in a change of control.

The rescission of JAS will result in a charge reflecting the costs incurred by JAS during the period from December 19, 2019, the date of acquisition, until August 5, 2020, the date of the transfer of the JAS stock to Justin and Stacey, as well as other expenses resulting from the rescission.  The Company cannot presently estimate the amount of the charges, which will be reflected in the subsequent events footnote in the Company’s audited financial statements for the year ended December 31, 2019.

In connection with the acquisition of JAS, because Justin was the Company’s chief executive officer and sole director and, together with Stacey, the holders of 32.0% of the Company’s common stock after giving effect to the acquisition, the acquisition would have been treated as a reverse acquisition, with the result that the Company’s historical financial statements would have been the financial statements of JAS, with the Company being acquired on December 19, 2019.  As a result of the rescission, the Company’s historical financial statements will reflect the Company’s business, financial condition and cash flow, without regard to the operations of JAS, other than the charge resulting from the rescission.  The Company will need to prepare its audited financial statements without the financial results of JAS but reflecting the charge resulting from the rescission.  The Company will not be able to file its Form 10-K for the year ended December 31, 2019 until it prepares and its auditors audit its financial statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Rescission Agreement dated July 31, 2020, by and among the Company, Justin Anderson, Stacey Anderson and JAS Practice Management, Inc.

99.2	2% Promissory note from JAS Practice Management, Inc. to the Company.

99.3	Guaranty Agreement dated July 31, 2020 from Justin Anderson and Stacey Anderson to the Company.

99.4	Pledge Agreement dated July 31, 2020, among the Company, Justin Anderson and Stacey Anderson (included as Exhibit B to the Rescission Agreement (Exhibit 99.1)).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2020	PRECHECK HEALTH SERVICES, INC.

	By:	/s/ Douglas W. Samuelson
Douglas W. Samuelson
Chief Executive Officer

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